FORUM FUNDS

                            MAINE MUNICIPAL BOND FUND

                      SUPPLEMENT DATED JANUARY 12, 1998 TO
                         PROSPECTUS DATED AUGUST 1, 1997


The following paragraph replaces the fourth paragraph under "Investment Policies
- General," on page 4 of the prospectus:

Municipal securities also include securities issued by Puerto Rico, other United States territories or possessions and their subdivisions, authorities and corporations the income from which is not subject to Maine State income tax. No more than 25% of the Fund's total assets may be invested in issuers located in any one territory or possession of the United States.





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                                   FORUM FUNDS

                             NEW HAMPSHIRE BOND FUND

                      SUPPLEMENT DATED JANUARY 12, 1998 TO
                         PROSPECTUS DATED AUGUST 1, 1997


The following paragraph replaces the fourth paragraph under "Investment Policies
- General," on page 4 of the prospectus:

Municipal securities also include securities issued by Puerto Rico, other United States territories or possessions and their subdivisions, authorities and corporations the income from which is not subject to Federal income tax or New Hampshire state interest and dividends taxes. No more than 25% of the Fund's total assets may be invested in issuers located in any one territory or possession of the United States.